Exhibit 10.4

TERMINATION AGREEMENT

THIS TERMINATION AGREEMENT, dated as of November 18, 2016 (this “Agreement”) is entered into by and among ALTISOURCE RESIDENTIAL, L.P., a Delaware limited partnership, ARNS, INC., a Delaware corporation (together with Altisource Residential, L.P., the “Sellers”), Altisource Residential Corporation, as guarantor (the “Guarantor”) and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Buyer”). Capitalized terms used and not otherwise defined herein are used as defined in the Repurchase Agreement (as defined below).

WHEREAS, the Sellers and Buyer entered into that certain Second Amended and Restated Master Repurchase Agreement and Securities Contract, dated as of September 30, 2015 (as amended, supplemented, restated or otherwise modified to the date hereof, the “Repurchase Agreement”);

WHEREAS, pursuant to the Repurchase Agreement, Sellers sold to Buyer certain Assets and all related rights in and interests related to such Assets to Buyer with a simultaneous agreement by Buyer to transfer to the applicable Seller and for such Seller to repurchase such Assets in a repurchase transaction at a date not later than the Facility Termination Date against the transfer of funds by such Seller representing the Repurchase Price for such Assets;

WHEREAS, the parties hereto desire to terminate the Repurchase Agreement; and

WHEREAS, contemporaneously with the termination of the Repurchase Agreement, the parties hereto also desire to terminate all other Repurchase Documents other than the Guarantee Agreement;

NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1.Termination. Effective as of the date hereof, the parties hereto acknowledge and agree that the “Facility Termination Date” with respect to the Repurchase Agreement shall be November 18, 2016. In accordance therewith:
(a)     on the Facility Termination Date, the Seller has repurchased all of the Purchased Assets subject to Transactions on such date, as set for on Schedule 1 hereto, by paying to Buyer the outstanding Repurchase Price therefor, less the amount contained in the Price Differential Maintenance Account, and satisfying all other outstanding Repurchase Obligations in full;
(b)    the Repurchase Agreement (except the obligations under the Repurchase Agreement that arose prior to the Facility Termination Date and that pursuant to the terms thereof survive the termination thereof, which shall solely be an obligation of the Guarantor as set forth in Section 2 and Section 3 hereof) and all of the Repurchase Documents (except the obligations under such Repurchase Documents that arose prior to the Facility Termination Date and that pursuant to the terms thereof survive the termination thereof, which shall solely be an obligation of the Guarantor as set forth in Section 2 and Section 3 hereof) other than the Guarantee Agreement are hereby terminated in accordance with their respective terms;
(c)    Buyer hereby releases all of the security interests granted to Buyer created pursuant to the Repurchase Agreement; and
(d)    each Seller hereby authorizes Buyer to, and Buyer shall file or cause to be filed any such financing statement amendments or other documents necessary to terminate the security interests granted to Buyer under the Repurchase Agreement in conjunction with the termination of the Repurchase Agreement and the Repurchase Documents.
SECTION 2.    Release.
Buyer and Sellers acknowledge and agree that all of the obligations of the Master Series Trusts under the Repurchase Agreement and the other Repurchase Documents have been paid in full and are satisfied, and Buyer and the Master Series Trusts have no further obligations thereunder. In consideration of the agreements hereunder, effective upon the receipt by Buyer of the Repurchase Price, Buyer, the Master Series Trusts and each of their respective successors and assigns, hereby forever waive, release and discharge any and all claims, causes of action, costs, expenses and damages that they now have or hereafter may have, of whatsoever nature and kind, whether known or unknown, whether now existing or hereafter arising, whether existing at law or in equity against each other party, and each of their respective successors and assigns, based on facts or circumstances, whether or not known, in each instance arising out of, related to, or in connection with the Repurchase Agreement and the other Repurchase Documents. Notwithstanding anything herein to the contrary, the Guarantor shall remain liable under the Guaranty for any obligations that survive the termination of the Repurchase Agreement or Repurchase Documents.
SECTION 3.    Acknowledgment by Guarantor.
Guarantor hereby acknowledges and agrees that, notwithstanding anything to the contrary in the Guarantee Agreement (including, without limitation, Section 2(d) of the Guarantee Agreement), the Guarantee Agreement remains in full force and effect, and Guarantor shall remain liable thereunder for any Guarantor Obligations (as defined in the Guarantee Agreement) under the Repurchase Agreement or other Repurchase Documents that survive termination of the Repurchase Agreement or such Repurchase Documents, including, without limitation, any trailing reasonable and documented out-of-pocket legal fees and expenses of Buyer under the Repurchase Agreement and Repurchase Documents.
SECTION 4.    Miscellaneous.
4.1    No Waiver. The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any Person under the Repurchase Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

4.2    Counterparts. This Agreement may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.
4.3    Headings. The descriptive headings of the various sections of this Agreement are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.
4.4    GOVERNING LAW. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AGREEMENT, THE RELATIONSHIP OF THE PARTIES, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.
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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duty authorized, as of the date first above written.

ALTISOURCE RESIDENTIAL, L.P.

By: Altisource Residential GP, LLC, its general partner

By: Altisource Residential Corporation, the sole member of the general partner

By:
Name:
Title:

[signatures continue]

[Signature Page to Termination Agreement (Wells/Altisource – Loan Facility)]

ARNS, INC.

By:
Name:
Title:

[signatures continue]

[Signature Page to Termination Agreement (Wells/Altisource – Loan Facility)]

ALTISOURCE RESIDENTIAL CORPORATION,
as Guarantor

By: ________________________________
Name:
Title:

[signatures continue]

[Signature Page to Termination Agreement (Wells/Altisource – Loan Facility)]

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: ________________________________
Name:
Title:

[End of signatures]

[Signature Page to Termination Agreement (Wells/Altisource – Loan Facility)]

SCHEDULE 1

REPURCHASED ASSETS

1.	ARLP Trust 3 - SUBI QRS-L Certificate

2.	ARLP Trust 5 - SUBI QRS-L Certificate

3.	ARLP Trust 6 - SUBI QRS-L Certificate

4.	ARLP Securitization Trust Trust 2014-1 - SUBI QRS-L Certificate

5.	ARLP Securitization Trust Trust 2014-2 - SUBI QRS-L Certificate